UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2014 (March 10, 2014)

BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Microsoft Commercial Agreement Amendments

On March 10, 2014, Barnes & Noble, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its existing commercial agreement (the “Commercial Agreement”) between the Company and Microsoft Corporation (“Microsoft”).  Pursuant to the Amendment, NOOK Media LLC (“NOOK Media”) and Microsoft agreed to co-branding within the Microsoft Consumer Reader for reading content delivered by NOOK Media.  The Amendment also provided that subject to certain conditions NOOK Media would be permitted to discontinue distributing the NOOK Windows app and will cooperate in good faith with Microsoft to transition users to the Microsoft Consumer Reader.  Microsoft and NOOK Media also agreed to updated revenue sharing to address this possibility.  The Amendment also permits NOOK Media to cease efforts with respect to a Windows phone app.   Portions of the Amendment were redacted based upon a request for confidential treatment filed with the Securities and Exchange Commission.

The Company previously entered into Amendment No. 1 (the “First Amendment”) to the Commercial Agreement, effective as of October 4, 2012.  The First Amendment is being filed with this Report for the sake of completeness as it was not previously filed because the Company determined the modifications contained in the First Amendment were not material.  The First Amendment addressed the required functionality for the first version of the NOOK Windows app in order to permit NOOK Media to begin receiving revenue share advance payments.  Portions of the First Amendment were redacted based upon a request for confidential treatment filed with the Securities and Exchange Commission.

The foregoing summaries are general descriptions only, do not purport to be complete and are qualified in their entirety by the Amendment and the First Amendment, respectively, each of which is attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated into this Item 1.01 by reference.

Item 9.01.   Financial Statements and Exhibits

(d)         The following exhibits are filed as a part of this Report.

Exhibit No.	Description
10.1	Amendment No. 1 to the Commercial Agreement, dated as of October 4, 2012, between Barnes & Noble, Inc. and Microsoft Corporation.*
10.2	Amendment No. 2 to the Commercial Agreement, dated as of March 10, 2014, between Barnes & Noble, Inc. and Microsoft Corporation.*

 * Pursuant to a request for confidential treatment, portions of these Exhibits have been redacted from the publicly filed documents and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.,

Date: March 13, 2014	By:	/s/ Allen W. Lindstrom
Name: Allen W. Lindstrom
Title: Chief Financial Officer

Barnes & Noble, Inc.

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 1 to the Commercial Agreement, dated as of October 4, 2012, between Barnes & Noble, Inc. and Microsoft Corporation.*
10.2	Amendment No. 2 to the Commercial Agreement, dated as of March 10, 2014, between Barnes & Noble, Inc. and Microsoft Corporation.*

 * Pursuant to a request for confidential treatment, portions of these Exhibits have been redacted from the publicly filed documents and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.